Q2 2016 HIGHLIGHTS Q2 RevenueIntegration App reviews converted to tickets in first 2 months $74MM Employee volunteer hours YTD 2,000+ Employees 1,500440,000+ COMMUNITY ENGAGEMENT with great partners like Exhibit 99.3